Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christine E. Gray-Smith, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Annual Report of CoTherix, Inc. on Form 10-K for the annual period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of CoTherix, Inc., at the dates and for the periods indicated.

Dated: March 13, 2006	By:	/s/ CHRISTINE E. GRAY-SMITH
Name: Christine E. Gray-Smith Title: Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)